================================================================================


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 3, 2004


                              Global matrechs, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      0-29204                  58-2153309
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


90 Grove Street, Suite 201 Ridgefield, Connecticut                06877
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (203) 431-6665



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         Global Matrechs, Inc., a Delaware corporation (the "Company"), and Deer Creek Fund, LLC entered into a securities purchase agreement dated December 3, 2004 relating to the private placement of a 2% secured convertible promissory notes in the aggregate principal amount of $50,000 with a maturity of two (2) years (the "Note") and a warrant to purchase 2,000,000 shares of its common stock at an exercise price of $0.025 per share, which expires in five years (the "Warrant").

         The Note is convertible, at the option of the holder, into shares of common stock of the Company at a conversion price of $0.02 per share. The holder of the Note may require the Company to repurchase some or all of its Note if the market price of the common stock of the Company falls below $0.03 per share for ten (10) consecutive trading days, at a repurchase price equal to 140% of the principal amount being repurchased.

         The Company has received approximately $45,000 in net proceeds after deducting offering expenses. The Company intends to use the proceeds for general corporate purposes. The private placement was exempt from registration under
Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits

  Number    Title
  ------    -----

  99.1 2% Secured Convertible Promissory Note dated December 3, 2004 issued to Deer Creek Fund, LLC
  99.2 Common Stock Purchase Warrant dated December 3, 2004 issued to Deer Creek Fund, LLC
  99.3 Securities Purchase Agreement dated December 3, 2004 between Global Matrechs, Inc. and Deer Creek Fund, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Global Matrechs, INC.


Date: December 8, 2004

                                       By: /s/ Michael Sheppard
                                           --------------------------
                                       Michael Sheppard
                                       President, Chief Executive Officer, Chief
                                       Operating Officer and Acting Chief
                                       Financial Officer

                                  EXHIBIT INDEX

Number     Title
------     -----

 99.1 2% Secured Convertible Promissory Note dated December 3, 2004 issued to Deer Creek Fund, LLC
 99.2 Common Stock Purchase Warrant dated December 3, 2004 issued to Deer Creek Fund, LLC
 99.3 Securities Purchase Agreement dated December 3, 2004 between Global Matrechs, Inc. and Deer Creek Fund, LLC